Exhibit 99.1

  INVESTOR UPDATE

 FORWARD LOOKING AND CAUTIONARY STATEMENTS  2  This presentation contains certain statements that are, or may be considered to be, “forward-looking statements” for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.  Risks and uncertainties to which our forward-looking statements are subject include: (1) macroeconomic and industry risks such as (a) the COVID-19 pandemic has had and is expected to continue to have an adverse effect on our business and results of operations; (b) continued or further declines in retail consumer traffic could adversely affect our financial performance and profitability; (c) declines in general global economic conditions could lead to disproportionately reduced discretionary consumer spending and demand for our products; (d) consumer interests change rapidly and our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for our products and services; (e) our profitability could be adversely impacted by fluctuations in petroleum products prices; and (f) our business may be adversely impacted by a variety of significant competitive threats; (2) operational risks such as: (a) we may be unable to generate demand for our interactive retail experience and products, including timely responses to consumer preferences; (b) failure to execute our omnichannel strategy and the costs of investments in e-commerce and digital technology could adversely affect our profitability; (c) we are subject to risks associated with technology and digital operations; (d) we may be unable to renew, renegotiate our store leases or enter into new store leases on favorable terms; (e) our company-owned distribution center and our third-party distribution center providers may experience disruptions or operate inefficiently; and (f) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (3) international risks such as: (a) we may not be able to operate our international corporately-managed locations profitably; (b) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (c) our merchandise is manufactured by foreign manufacturers and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade and foreign currency fluctuations; and (d) we may be unable to effectively manage our international franchises, attract new franchisees or the laws relating to our international franchises change; (4) Legal, technology and intellectual property risks such as: (a) we are subject to a number of risks related to disruptions, failures or security breaches of our information technology infrastructure; (b) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (c) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (d) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; and (e) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (5) Risks related to owning our common stock such as: (a) fluctuations in our operating results could reduce cash flow or result in restrictions under our credit agreement and we may be unable to repurchase shares; (b) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (c) the market price of our common stock is subject to volatility, which could in turn attract the interest of activist shareholders; and (d) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders’ best interests; and (6) general risks such as: (a) we may not be able to operate successfully if we lose key personnel; and (b) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions, which may negatively affect our financial condition and profitability. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.  © 2023 Build-A-Bear Workshop, Inc.

 EXECUTIVE SUMMARY

 In 1997, we pioneered experiential retail for kids  4  © 2023 Build-A-Bear Workshop, Inc.  BUILD-A-BEAR WORKSHOP, INC. (NYSE: BBW)  Today, we are a   MULTI-CHANNEL,  SITE-BASED EXPERIENCE   and ENTERTAINMENT COMPANY  with DIVERSIFIED CATEGORIES and CONSUMER SEGMENTS  Started as a mall-based vertical kid’s retailer…Pivoted to become a brand that monetizes equity via multiple channels, categories, consumers and content

 MOST PROFITABLE YEAR  in COMPANY HISTORY  2ND CONSECUTIVE YEAR of   RECORD-BREAKING PROFITABILITY  8 CONSECUTIVE QUARTERS of YEAR-OVER-YEAR REVENUE GROWTH  5  © 2023 Build-A-Bear Workshop, Inc.  BBW FY2022 RESULTS  FY2022 delivered record-breaking performance…  On top of record-breaking performance in FY2021

 25   YEARS OF EMOTIONAL   CONNECTIONS  6  93%  Brand Awareness*  20MM+  First Party   Data Contacts, Social Media Followers & Loyalty Members  ~225MM  Furry Friends Sold  Since Inception  ~500  Experience Locations   Worldwide with Multiple  Business Models  >135%  Digital Demand Growth  (vs pre-pandemic 2019)  Skilled Associates and   Seasoned   Management  3,500+  ~40%  of Sales to   TEENS   AND ADULTS  ~100%  Of Locations   are   Profitable**   50MM+  Visitors Per Year to Experience Locations  * Source: Proprietary research, LEK Consulting, 2022 survey with consumers  ** North America and European corporately-operated experience location portfolio  © 2023 Build-A-Bear Workshop, Inc.  BBW SNAPSHOT: BY THE NUMBERS  ~80%   Visits are DESTINATION DRIVEN (Planned in Advance)*  ~35%  of Experience Locations   Outside Traditional Malls

 BBW KEY INVESTOR CONSIDERATIONS  BUSINESS STRENGTH AND MOMENTUM SUPPORTS PROVEN STRATEGIC INITIATIVES:   Strong financial results with profitable, growing revenue, high margins, good free cash flow, clean debt-free balance sheet and seasoned executive team      BRAND POWER PRESENTS MONETIZABLE OPPORTUNITIES:  Trusted and iconic brand appeals to today’s desire for personalized, shared & share-able experiences, unique gifting, enthusiast/collectibles & nostalgia fueled by 25-years of one:one experiences with multi-generational demographics spanning ages, genders and socio-economic strata, who desire loyal brand relationships providing relevant engagements that can drive lifetime value      7  © 2023 Build-A-Bear Workshop, Inc.  PROVEN STRATEGY AND DYNAMIC BUSINESS MODEL DIVERSIFIES REVENUE:   Multi-channel, vertical “experience locations” in a variety of viable formats, settings and geographies combined with integrated robust e-commerce business and extensive digital capabilities as well as content and key category expansions  BBW’S UNIQUE COMPETITIVE POSITION, GROWTH OPPORTUNITIES AND SIGNIFICANT CONTROL OVER ITS FUTURE HAS BEEN COMPARATIVELY UNRECOGNIZED BY THE MARKET

 BRAND POWER

 BBW IS BELOVED     MULTIPLE OCCASIONS BALANCE  BUSINESS SEASONALITY**   Jan-Mar  Jul-Sep  Apr-Jun  Oct-Dec  First party data email contacts, social followers and loyalty members  20MM+  ~80%  of visits to experience locations are  Planned* and the top  occasion is a birthday  Well-Known  Multi-Generational  Emotional  Trusted  Extendable  9  © 2023 Build-A-Bear Workshop, Inc.  * Source: Proprietary research, LEK Consulting, 2022 survey with consumers  ** Reflects average results of multiple years   DESTINATION-DRIVEN  93%  Aided Brand Awareness*  76%  Purchase consideration* of those aware

 BBW HAS DIVERSE AND HIGHLY COVETED CONSUMERS  Build-A-Bear appeals to a broad demographic market with strong purchasing power and brand loyalty  Wide interest across ages  Educated with spending power:   Professional careers, Appx 70% attended college  Over 80% are  homeowners  Approximately 70%  are married   <$50K  H  o  u  s  e  h  o  l  d     i  n  c  o  m  e  $50K-$100K  $100-$150K  >$150K  ~40%  ~40%  ~20%  :  Interests include:  Eating out, books/reading, visiting amusement parks   ~70% have children giving us reach  within households to approximately  20 million people  Household Profile  Infant/Toddler  Kids  Teens, Adults  Diverse Demographics  Over 40% of furry friends are for teens and adults  Source: BBW proprietary loyalty program database  10  © 2023 Build-A-Bear Workshop, Inc.  Female  Male  Over 50MM annual visitors to experience locations each year. BBW guest profile:

 11  11  Annual media and PR impressions exceeded 10B in 2020 and 2021. Increased to 13B in 2022  © 2023 Build-A-Bear Workshop, Inc.  13 BILLION ANNUAL MEDIA AND PR IMPRESSIONS  Build-A-Bear IS pop culture; iconic status drives media exposure. Our brand is regularly mentioned on popular TV shows, movies and in celebrity news

 BBW CO-BRANDS WITH LEADING LICENSES  License relationships with over 75 world-class collaborators from film, TV, art, games, sports and more support enthusiast, collectible, affinity and gifting businesses with appeal to expanded consumer demographics…yet BBW is a brand unto itself providing balanced sales  12  © 2023 Build-A-Bear Workshop, Inc.

 PROVEN STRATEGY & DYNAMIC MULTI-CHANNEL BUSINESS MODEL

 BBW HARNESSES BRAND EQUITY and TECHNOLOGY TO DRIVE GROWTH  BBW operates a dynamic “circle of engagement” model designed to efficiently create multiple consumer touchpoints using our one-to-one experience locations, data capture and advanced digital analytics & communications capabilities to increase lifetime value across a variety of brand interfaces  14  © 2023 Build-A-Bear Workshop, Inc.  DIVERISFIED EXPERIENCES & BUSINESS MODELS  FOUNDATION FOR GROWTH  EXPERIENCES   Locations & E-commerce  ENGAGEMENT  Content/Communications/Category Expansion  MULTIPLE   CONSUMER  SEGMENTS  CREATES  CONNECTION  PLACES BRAND TOP OF MIND  EXPANDED CATEGORIES & CONSUMERS  TRANSFORMED DIGITAL CAPABILITIES

 EXPERIENCE LOCATIONS  PRODUCT DEVELOPMENT  SOURCING  PRODUCTION  LOGISTICS  CONSUMERS  STRATEGIC BRAND INSIGHTS  15  MORE BUSINESS CONTROL:  BBW uses proprietary data to design/develop concepts that are directly sourced, distributed, marketed, priced, and sold providing business flexibility. Stores also serve as efficient fulfillment for buildabear.com  CONSUMER   ACCESS:  BBW is known for its one:one personalized experiences. BBW locations have ~80% first-party data/loyalty program capture rate providing tremendous access to re-engage directly with guests  © 2023 Build-A-Bear Workshop, Inc.  Vertical experience locations give direct consumer access and more business control  BBW HAS COMPETITIVE DYNAMIC BUSINESS MODEL

 EXECUTION OF 2022 STRATEGY DELIVERING ANOTHER RECORD YEAR  © Build-A-Bear  Workshop, Inc.  16  © 2023 Build-A-Bear Workshop, Inc.  DIGITAL   CAPABILITIES  TRANSFORMED  CATEGORIES & CONSUMERS  EXPANDED  EXPERIENCE & BUSINESS MODELS  DIVERSIFIED  Disciplined and agile execution of strategic pillars which provide a foundation, delivering record-setting results in FY2022 and a platform to leverage for further growth

 EXPERIENCE LOCATIONS BUILD BRAND and SUPPORT E-COMMERCE  Award winning concept enjoys >25% average contribution margin and ~100% of our “experience locations” were EBIT positive and generate meaningful cash flow for the company  Over 50 million guests enter an experience location per year. The iconic hands-on experience builds emotional connections and captures significant consumer data and loyalty club sign-up  A broad range of formats, sizes, designs and business models allows experience locations to operate with less total square footage and higher productivity per square foot than in the past  Build-A-Bear locations act as efficient “mini distribution centers” for increased digital demand fulfillment leveraging fixed costs like labor and overhead, while reducing last mile time and expense  17  © 2023 Build-A-Bear Workshop, Inc.  Contribution margin for fiscal 2022

 EXPERIENCE LOCATIONS HAVE DIVERSE FORMATS AND MODELS  OPPORTUNITY FOR ADDITIONAL LOCATIONS - BBW is NOT overstored   Opened over 20 new locations in 2022 including sites such as Six Flags Magic Mountain and the Pro Football Hall of Fame; expect to add 20-30 locations through combination of corporately-operated and third-party partner-operated models in 2023  Recently added format called Build-A-Bear Adventure includes arcade and party rooms  Can successfully operate for days (events such as the NFL Experience), weeks (Gaylord seasonal shops) to months and years  Third-party retail model  70 locations with a variety of operators primarily in the US  Corporately-operated store model   Long-term and seasonal locations in the US, Canada, the UK and Ireland  Most common business model options:  International franchise model  Currently 68 locations in 9 countries   18  © 2023 Build-A-Bear Workshop, Inc.  Walmart   Model  Traditional  Model  Tourist  Locations  Concourse  Model  Seasonal  Locations  Vending  Machines  Event/Temp  Locations  BAB Adventure  Cruise  Ships  Location counts as of end of 2022

 Rather than “digitizing” the BBW “physical” experience, BBW extended the reach and size of our market with diverse consumer segments including teens, adults, gift-givers, brand enthusiasts and collectors with new licensed relationships, experiences, and advanced digital marketing activities  E-COMMERCE GROWTH INCLUDES EXPANSION OF CONSUMER BASE  Buildabear.com  PRIMARY  TARGET  SECONDARY  TARGET  FAMILIES WITH CHILDREN   COLLECTOR & GIFT GIVERS  (TWEENS/TEENS/ADULTS)  FAMILIES WITH CHILDREN            COLLECTOR AND GIFT GIVERS  (TWEENS/TEENS/ADULTS)  In late 2022, a new mobile first e-commerce site was launched featuring multiple “shop-in-shop” landing pages to appeal to specific consumer segments and purchase occasions  19  © 2023 Build-A-Bear Workshop, Inc.  ~67% Kids  ~33% Teen/Adult  ~70% Teen/Adult  ~30% Kids  Age of bear “owner” registered in “Name Me” database  Age of bear “owner” per post-purchase consumer survey  Experience Locations

 DIVERSE DIGITAL EXPERIENCES APPEAL TO VARIETY OF GUESTS  Buildabear.com offers various online shopping experiences and product options to meet the preferences of diverse consumer segments for multiple occasions and products  Age-gated shop-in-shop focused on edgier products and licensing including the “After Dark” line  Third-party marketplaces  allow consumers to shop  online at their preferred site   20  Interactive animated digital experience designed to appeal  to a younger consumer.   Guided process reflecting   familiar Build-A-Bear shopping   stations providing a highly   step-by-step customized   on-line experience.  Gifting solution offering for a convenient, stylish online option for a wide range of adult-to-adult gifting occasions  © 2023 Build-A-Bear Workshop, Inc.  Family pajama offering with matching options focused on seasonal occasions featuring easy shopping/sizing configurator.  Top landing page for   ecommerce site  also supports  guests who want to   “Plan a Visit” and   “Plan a Party”  Makes gift shopping easy options sorted by  season, occasion, recipient,  price and category

 BBW BUSINESS IS ENHANCED BY PROFITABLE E-COMMERCE PLATFORM  Expanded digital marketing technology enables efficient targeting of broadened consumer segments to drive e-commerce demand  E-commerce strong in both US and UK   Salesforce technology expanding loyalty and digital capabilities and efficiencies in marketing and analytics across platform  Comprehensive e-commerce site update including expanded mobile-first capabilities launched in Q3 2022  21  Over 135% growth   in digital demand   in FY 2022 vs. pre-pandemic FY2019   © 2023 Build-A-Bear Workshop, Inc.

 BUSINESS STRENGTH AND MOMENTUM

 2022 FINANCIAL SNAPSHOT  TOTAL REVENUES  $467.9MM  +13.7% OVER 2021  +83.3% OVER 2020  PRE-TAX INCOME  +$11.2MM OVER 2021  +$82.1MM OVER 2020  HIGHEST IN COMPANY’S HISTORY  YEAR-END CASH AND EQUIVALENTS  $42.2MM  VS $32.8MM 2021  VS $34.8MM 2020  GROSS PROFIT MARGIN  52.5%  VS 53.0% IN 2021  VS 38.2% IN 2020  THE MOST PROFITABLE YEAR IN BBW HISTORY  Delivered the highest revenue in over a decade and highest profit in company’s history even with inflationary impacts and external uncertainty  Positive momentum has continued into FY2023  $61.9MM  23  © 2023 Build-A-Bear Workshop, Inc.

 2023 FINANCIAL EXPECTATIONS  TOTAL REVENUES  +5%-7%  VS 2022  With growth in all 3 operating segments  PRE-TAX INCOME  VS 2022  HIGHEST IN COMPANY’S HISTORY  CAPITAL EXPENDITURES  $15MM –   $20MM  +20-30  NEW EXPERIENCE LOCATIONS  COMBINED CORPORATELY AND THIRD-PARTY OPERATED  2023 TO BE MOST PROFITABLE IN COMPANY’S HISTORY  Fiscal 2023 is a 53-week year compared to a 52-week year in fiscal 2022; growth is expected in total revenues and pre-tax income versus the prior year exclusive of the projected benefit of the 53rd week. For reference, the additional week in fiscal 2023, which will be reflected in the fourth quarter, is estimated to be $7 million in total revenues with approximately 35% flow-through to EBITDA  +10%-15%  24  © 2023 Build-A-Bear Workshop, Inc.

 CURRENT MANAGEMENT LED SUCCESSFUL BUSINESS TURNAROUND  $384  $467.9  2012  2022  In millions  TOTAL REVENUES  2022 highest level in over a decade  EBITDA  Nearly $100MM swing in profitability  PROFITABLE STORES  In North America  LOCATION DIVERSIFICATION  More than doubled non-traditional locations  AVERAGE DOLLARS PER TRANSACTION  Over 40% appreciation in Avg DPT  Contribution  margin <10%  Contribution  margin >25%  2012  2022  $35.50  $50.59  12%  35%  2012  2022  % of locations in non-traditional malls  80%  ~100%  2012  2022  % of corporately-operated stores that are profitable  DIGITAL DEMAND  Digital revenue has grown to $65MM  2012  2022  % of Net Retail Sales  4%  15%  In millions  25  © 2023 Build-A-Bear Workshop, Inc.  $74.4  EOY fiscal 2022 vs EOY fiscal 2012  2

 SUSTAINED GROWTH (Excluding 2020 due to negative COVID impact)  TOTAL REVENUES   Highest in more than a decade  PRETAX INCOME  Double-digit profit margin  26  © 2023 Build-A-Bear Workshop, Inc.  +13.7%  In millions  In millions  +22.1%  12.3% of Ttl Rev  13.2% of Ttl Rev  In millions`  QUARTERLY REVENUES  Q4 2022 delivered 8th consecutive quarter of revenue growth    $467.9  $61.9

 EXPERIENCED MANAGEMENT DRIVES RESULTS WITH FOCUS ON FUTURE  Sharon Price John  President and Chief Executive Officer  Former President of Stride Rite Children’s Group LLC,  a division of Wolverine World Wide, Inc. Also: Hasbro,  Inc., VTech Industries, Inc. and Mattel, Inc.  Eric Fencl  Chief Administrative Officer,  General Counsel and Secretary     Former Executive Vice President, General Counsel and  Secretary: Outsourcing Solutions Inc.; Legal positions at   Monsanto Company, McDonnell Douglas Corporation  and Bryan Cave LLP. Also: Arthur Young & Company  Jennifer Kretchmar  Chief Digital & Merchandising Officer  Former Senior Vice President of Product and Brand  Management of Stride Rite Children’s Group LLC,  a division of Wolverine World Wide, Inc. Also: The Timberland Company, Goldbug, and the United States Department of Agriculture Foreign Service  Chief Operations Officer  J. Christopher Hurt  Former Senior Vice President, North America and Vice  President/ General Manager - Factory, Canada, Mexico Retail  American Eagle Outfitters, Inc.; Also: Polo Ralph Lauren and  The Procter & Gamble Company  Voin Todorovic  Chief Financial Officer  Former Head of Finance and Operations Lifestyle Group  Wolverine World Wide, Inc.; Vice President - Finance and  Administration of the Stride Rite Children’s Group. Also:  Collective Brands, Inc. and Payless ShoeSource  27  © 2023 Build-A-Bear Workshop, Inc.  Proven, resilient and results-driven team successfully led company through a financial turnaround and economic uncertainties including COVID with decades of brand, marketing, toy, sourcing and retail experience   Over eight years as a team at BBW; CEO, CFO, CDMO previously worked together

 CONTINUED FOCUS ON SHAREHOLDER RETURN  28  © 2023 Build-A-Bear Workshop, Inc.  * Share repurchase program in effect through August 31, 2025  Second special dividend declared on 3/8/2023 by Board of Directors reflecting ongoing commitment to continue to return value to shareholders in the form of stock repurchases and dividends which have totaled over $70 million during the past 24 months  $46.5MM available on current $50.0MM stock repurchase program adopted 8/21/2022*   Multi-year high stock price of $26.87 reached on 3/10/2023  As of 3/10/2023, market capitalization of ~$400MM

 BBW IN REVIEW  BUSINESS STRENGTH AND MOMENTUM SUPPORTS PROVEN STRATEGIC INITIATIVES     BRAND POWER PRESENTS MONETIZABLE OPPORTUNITIES     29  © 2023 Build-A-Bear Workshop, Inc.  PROVEN STRATEGY AND DYNAMIC BUSINESS MODEL DIVERSIFIES REVENUE   BBW’S UNIQUE COMPETITIVE POSITION, GROWTH OPPORTUNITIES AND SIGNIFICANT CONTROL OVER ITS FUTURE HAS BEEN COMPARATIVELY UNRECOGNIZED BY THE MARKET